UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 7, 2020

PACIFIC DRILLING S.A.

(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-35345	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8-10, Avenue de la Gare L-1610 Luxembourg		Not Applicable
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: +352 27 85 81 35

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	PACD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02Results of Operations and Financial Condition.

On May 7, 2020, we issued a press release announcing our financial results for the first quarter ended March 31, 2020. A copy of that release is furnished herewith as Exhibit 99.1.

Item 7.01Regulation FD Disclosure.

A conference call to discuss the Company’s results has been scheduled for 10:00 a.m. Central Daylight Time on Friday, May 8, 2020. The information for accessing the conference call is included in the press release.

On May 7, 2020, we posted to our website our updated Fleet Status Report dated May 7, 2020. A copy of that report is furnished herewith as Exhibit 99.2.

The information contained in Items 2.02 and 7.01 and Exhibits 99.1 and 99.2 to this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates the information by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information contained in this report. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although the Company may do so from time to time as management believes is warranted.

Certain expectations and projections regarding the Company’s future performance referenced in the press release are forward-looking statements. These expectations and projections are based on currently available competitive, financial, and economic data and are subject to future events and uncertainties. In addition to the above cautionary statements, all forward-looking statements contained herein should be read in conjunction with the Company’s SEC filings, including the risk factors described therein, and other public announcements.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description
99.1	Press Release dated May 7, 2020, titled “Pacific Drilling Announces First-Quarter 2020 Results.”
99.2	Fleet Status Report dated May 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Drilling S.A.
(Registrant)

Dated: May 7, 2020	By	/s/ Lisa Manget Buchanan
Lisa Manget Buchanan
SVP, General Counsel & Secretary